OTHER ACQUISITIONS	12 Months Ended
Jun. 30, 2021
Other Acquisitions
OTHER ACQUISITIONS

NOTE 5: OTHER ACQUISITIONS

On May 11, 2020, the Company entered into an Asset Purchase Agreement to acquire all assets owned, used or held in connection with the business, other than excluded assets and assumed certain liabilities of CloseComms Limited (“CloseComms”), in exchange for 2,666,666 shares of the Company’s restricted Common Stock valued at $955,466. The most substantial acquired asset was a patented, software application platform that can be integrated into a retail customer’s existing Wi-Fi infrastructure, giving the retailer important customer data and enabling AI-enhanced, targeted promotions to drive store traffic and sales. Other acquired assets included cash and computer and office equipment, while assumed liabilities included certain compensation related liabilities attributed to engaging the operational team on a consulting basis for a minimum of one (1) year. At June 30, 2021, the CloseComms technology platform has not been placed in service, but is expected to be during fiscal year 2022.

Pursuant to ASU 2017-01 and ASC 805, the Company analyzed the operations of CloseComms and the related agreements to determine if the Company acquired a business or acquired assets. The gross assets include the intellectual property (the patented, software application platform – determined to be a single intangible asset), cash, and computer and office equipment. The Company concluded that substantially all of the fair values of the gross assets acquired is not concentrated in a single identifiable asset or group of similar identifiable assets.

The Company considered the criteria in 805-10-55 to determine whether the set includes both inputs and a substantive process that together significantly contribute to the ability to create outputs. The Company determined the assets acquired and liabilities assumed is not a business because: 1) the Company did not acquire a workforce that is critical to generating outputs as the CloseComms workforce was not acquired, and 2) there were no acquired critical processes, including any critical processes to generate revenue. Accordingly, the transaction was not considered a business.

The relative fair value of the assets acquired and liabilities assumed, were based on management’s estimates of the fair values on May 11, 2020. The following table summarizes the consideration paid and based upon the purchase price allocation, the estimated relative fair value of the assets acquired and liabilities assumed at the acquisition date:

Consideration
2,666,666 shares of mPhase Technologies, Inc. common stock to be issued valued at $0.3583 per share	$955,466
Fair value of total consideration transferred	955,466

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash	70,000
Property and equipment	35,956
Intangible asset – purchased software	954,918
Accounts payable	(2,667)
Other current liabilities	(102,741)
Total acquired net assets	$955,466

All assets have been recorded at fair value for both book and tax purposes, and therefore no deferred taxes have been recorded.

mPHASE TECHNOLOGIES, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2021 AND 2020